SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


        Tennessee                     001-11421                 61-0502302
-----------------------------  -------------------------    -----------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


                                100 Mission Ridge
                         Goodlettsville, Tennessee 37072
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
                                                           ---------------

          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On June 3, 2002, Dollar General Corporation (the "Company") issued a news release regarding the appointment of David L. Bere to the Company's Board of Directors. A copy of the news release is attached hereto and is incorporated herein by reference as Exhibit 99.1. The Company files this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Dollar General Corporation
                                              (Registrant)


June 3, 2002                                  By: /s/ Renee M.H. Yuen
                                                  ---------------------------
                                                  Renee M.H. Yuen
                                                  Assistant Secretary



Exhibit Index
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Exhibit No.                Item

99.1                       News release of June 3, 2002

Exhibit 99.1